UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2012

Cooper Industries plc
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	1-31330	98-0632292
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5 Fitzwilliam Square, Dublin 2, Ireland		2
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-209-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

Fourth Quarter and Fiscal Year 2011 Results of Operations.

On January 24, 2012, Cooper Industries plc (the “Company”) issued the press release attached hereto as Exhibit 99.1 setting forth the Company’s results of operations for the fourth quarter and fiscal year 2011. The press release includes a reference to free cash flow and the Company’s net debt-to-total capitalization ratio; and income from continuing operations and earnings per share for the fiscal year 2011. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the press release.

Company management believes that the presentation of free cash flow provides useful information regarding the Company’s ability to generate cash without reliance on external financings. In addition, management uses free cash flow to evaluate resources available for investments in the business, strategic acquisitions and strengthening the balance sheet. Company management believes that the net debt-to-total capitalization ratio is a useful measure regarding the Company’s financial leverage for evaluating the Company’s ability to meet its funding needs. Finally, Company management believes that adjusting 2010 income from continuing operations and earnings per share to exclude the loss on the Tools joint venture provides investors a more meaningful assessment of 2010 operating results and the comparison to 2011 operating results.

Item 9.01 Financial Statements and Exhibits
99.1 Company press release dated January 24, 2012 titled, “Cooper Industries Reports Record EPS

•	All-Time Quarterly Record Earnings from Continuing Operations of $1.00 Per Share

•	Record Full Year Earnings from Continuing Operations of $3.87 Per Share

•	11th Consecutive Year Free Cash Flow Greater than Net Income From Continuing Operations”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Industries plc

January 24, 2012	By:	/s/ David A. Barta

Name: David A. Barta
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	99.1 Company press release dated January 24, 2012 titled, "Cooper Industries Reports Record EPS – All-Time Quarterly Record Earnings from Continuing Operations of $1.00 Per Share; Record Full Year Earnings from Continuing Operations of $3.87 Per Share; 11th Consecutive Year Free Cash Flow Greater than Net Income From Continuing Operations".